UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 15, 2014, Federal-Mogul Holdings Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its acquisition of certain business assets of the Honeywell automotive and industrial brake friction business. This Current Report on Form 8-K/A amends the Original Form 8-K to include Item 9.01(a) Financial Statements of Businesses Acquired and Item 9.01(b) Pro Forma Financial Information.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below. Except as set forth below, all Items of the Original Form 8-K are unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited combined financial statements of the Friction Materials business of Honeywell International Inc. as of December 31, 2013 and December 31, 2012 and for the years ended December 31, 2013, December 31, 2012, and December 31, 2011 and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited interim combined financial statements of the Friction Materials business of Honeywell International Inc. as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and March 31, 2013 and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of Federal-Mogul Holdings Corporation and Friction Materials business of Honeywell International Inc. as of March 31, 2014 and for the year ended December 31, 2013 and the three months ended March 31, 2014 and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers Audit, dated September 24, 2014

99.1	Audited combined financial statements of the Friction Materials business of Honeywell International Inc. as of December 31, 2013 and December 31, 2012 and for the years ended December 31, 2013, December 31, 2012, and December 31, 2011

99.2	Unaudited interim combined financial statements of the Friction Materials business of Honeywell International Inc. as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and March 31, 2013

99.3	The unaudited pro forma condensed combined statements of operations of Federal-Mogul Holdings Corporation and Friction Materials business of Honeywell International Inc. as of March 31, 2014 and for the year ended December 31, 2013 and the three months ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation
(Registrant)

Date: September 24, 2014

/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers Audit, dated September 24, 2014

99.1	Audited combined financial statements of the Friction Materials business of Honeywell International Inc. as of December 31, 2013 and December 31, 2012 and for the years ended December 31, 2013, December 31, 2012, and December 31, 2011

99.2	Unaudited interim combined financial statements of the Friction Materials business of Honeywell International Inc. as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and March 31, 2013

99.3	The unaudited pro forma condensed combined statements of operations of Federal-Mogul Holdings Corporation and Friction Materials business of Honeywell International Inc. as of March 31, 2014 and for the year ended December 31, 2013 and the three months ended March 31, 2014

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